UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

State Street/Ramius Managed Futures Strategy Fund
 (Class A: RTSRX)
(Class I: RTSIX)

ANNUAL REPORT
December 31, 2016

State Street/Ramius Managed Futures Strategy Fund
A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	3
Consolidated Schedule of Investments	5
Consolidated Statement of Assets and Liabilities	12
Consolidated Statement of Operations	13
Consolidated Statements of Changes in Net Assets	14
Consolidated Financial Highlights	15
Consolidated Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	33
Supplemental Information	34
Expense Example	36

This report and the financial statements contained herein are provided for the general information of the shareholders of the State Street/Ramius Managed Futures Strategy Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.ramiusmutualfunds.com

Dear Fellow Shareholders,

For the year ending December 31, 2016, the State Street/Ramius Managed Futures Strategy Fund (the “Fund”) delivered negative performance, caused particularly by the melt up in equities markets during the fourth quarter. Low volatility in equities markets will generally create headwinds for diversifying strategies such as managed futures (though the Fund's underlying managers actually made money trading equities during the year). The Fund performed in line with the SG CTA Index, an index of managers who employ managed futures strategies.

Despite the negative performance for the year, we would note that the Fund did function, as intended, as a diversifying element in investor portfolios. The Fund performed well, for example, during the sell-off at the start of the year and during the short-lived sell-off following the United Kingdom's decision to exit the European Union. Equities markets were bolstered by Donald Trump's win in the United States presidential election as investors have assumed this creates a path towards regulatory reform and a sharp reduction in corporate tax rates in the U.S. These developments brought a new wave of optimism and led to both losses and outflows in managed futures and some other diversifying strategies – specifically, gold and long-term government bonds.

For the year, the Fund's exposures to energy commodities and precious metals were the two largest performance detractors and explain almost all of the annual loss. PGR Capital LLP, followed by QMS Capital Management LP, were the traders that most detracted from performance and the losses sustained there explain the majority of the losses sustained by the Fund. Of our trading advisors Lynx Asset Management AB was the best performer for the year.

While we were disappointed to have produced a negative return in 2016 we do believe that the Fund has performed as intended during periods of stress in the equity markets and remains positioned to help investors cushion their portfolios against future turbulence. The portfolio managers believe that the Fund is likely to benefit from temporary or sustained upticks in risk markets volatilities in the coming year and though such event are impossible to reliably forecast we certainly do see them as possibilities during a time of political transition in both the U.S. and Europe.

Sincerely,

William Marr and Alexander Rudin

212.845.7900	599 Lexington Avenue, New York, NY 10022

Important Disclosures

Investing involves risk including the risk of loss of principal. Investing in futures is highly risky. Futures positions are considered highly leveraged because the initial margins are significantly smaller than the cash value of the contracts. The smaller the value of the margin in comparison to the cash value of the futures contract, the higher the leverage. There are a number of risks associated with futures investing including but not limited to counterparty credit risk, currency risk, derivatives risk, foreign issuer exposure risk, sector concentration risk, leveraging and liquidity risks.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond values and yields usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

This material is as of the date indicated 12/31/16 and neither Ramius Trading Strategies LLC nor SSGA Funds Management, Inc., or any of their affiliates or representatives, makes any representation or warranty, express or implied, as to the fitness for any particular purpose of the information contained herein.

212.845.7900	599 Lexington Avenue, New York, NY 10022

State Street/Ramius Managed Futures Strategy Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index and the SG CTA Index (formerly Newedge CTA Index). The performance graph above is shown for the Fund’s Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The SG CTA Index is an equal weighted index that calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2016	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-3.48%	1.61%	0.90%	09/13/11
Class I²	-3.26%	1.87%	1.14%	09/13/11
After deducting maximum sales charge
Class A¹	-8.83%	0.47%	-0.17%	09/13/11
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.33%	0.12%	0.11%	09/13/11
SG CTA Index	-2.68%	1.96%	1.26%	09/13/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 6RAMIUS.

State Street/Ramius Managed Futures Strategy Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited) - Continued

Gross and net expense ratios for Class A shares were 3.89% and 3.24%, respectively, and for Class I shares were 3.64% and 2.99%, respectively, which were the amounts stated in the current prospectus dated May 1, 2016. The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for operating expenses of the Fund is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

¹
Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2016

Principal Amount		Value

	CERTIFICATE OF DEPOSITS – 16.7%
$3,131,000	Bank of Montreal 1.254%, 5/15/2017[1,2]	$3,134,272
2,800,000	Nordea Bank Finland PLC 1.284%, 4/26/2017[1,2]	2,803,640
2,800,000	Svenska Handelsbanken 0.885%, 1/6/2017	2,800,190

	TOTAL CERTIFICATE OF DEPOSITS (Cost $8,731,233)	8,738,102

	COMMERCIAL PAPER – 29.4%
2,800,000	Church & Dwight Co. 0.762%, 1/10/2017	2,799,322
1,300,000	Clorox Co. 0.712%, 1/4/2017	1,299,862
2,750,000	Ford Motor Credit Co. 0.935%, 1/24/2017	2,748,309
2,800,000	Harley Davidson 0.793%, 1/9/2017	2,799,387
2,500,000	Hyundai Capital 0.935%, 1/27/2017	2,498,198
3,225,000	ING Bank N.V. 1.210%, 2/13/2017	3,221,575

	TOTAL COMMERCIAL PAPER (Cost $15,366,052)	15,366,653

	CORPORATE BONDS – 23.6%
1,700,000	American Express Credit Corp. 1.296%, 9/22/2017[1]	1,701,171
1,000,000	Chevron Corp. 1.104%, 3/2/2018[1]	999,428
3,500,000	Royal Bank of Canada 1.590%, 4/15/2019[1,2]	3,515,929
	Toyota Motor Credit Corp.
1,746,000	1.338%, 7/13/2018[1]	1,751,512
1,700,000	1.270%, 1/17/2019[1]	1,703,468
1,670,000	Walt Disney Co. 1.245%, 5/30/2019[1]	1,670,591
1,000,000	Wells Fargo Bank N.A. 1.498%, 9/7/2017[1]	1,002,130

	TOTAL CORPORATE BONDS (Cost $12,307,478)	12,344,229

	U.S. TREASURY BILLS – 4.6%
	United States Treasury Bill
100,000	0.520%, 4/6/2017	99,865

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Principal Amount		Value

	U.S. TREASURY BILLS (Continued)
$2,300,000	0.851%, 12/7/2017	$2,282,778

	TOTAL U.S. TREASURY BILLS (Cost $2,381,725)	2,382,643

	U.S. TREASURY NOTES – 3.2%
	United States Treasury Note
700,000	0.625%, 8/31/2017	699,508
1,000,000	0.750%, 10/31/2018	992,949

	TOTAL U.S. TREASURY NOTES (Cost $1,693,723)	1,692,457

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	CBOT 10-Year U.S. Treasury Note Futures
30	Exercise Price: $125.00, Expiration Date: January 27, 2017	10,781
	CME Euro Futures
43	Exercise Price: $1.10, Expiration Date: February 3, 2017	11,288

	TOTAL CALL OPTIONS (Cost $45,294)	22,069

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $45,294)	22,069

Number of Shares

	SHORT-TERM INVESTMENTS – 0.3%
142,417	Fidelity Institutional Money Market Government Portfolio, 0.404%	142,417

	TOTAL SHORT-TERM INVESTMENTS (Cost $142,417)	142,417

	TOTAL INVESTMENTS – 77.8% (Cost $40,667,922)	40,688,570
	Other Assets in Excess of Liabilities[3] – 22.2%	11,582,015

	TOTAL NET ASSETS – 100.0%	$52,270,585

PLC – Public Limited Company

[1]	Variable, floating or step rate security.
[2]	Foreign security denominated in U.S. Dollars.
[3]	Includes appreciation (depreciation) on forward foreign currency contracts and futures contracts.

See accompanying Consolidated Notes to Consolidated Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS

Purchase Contracts	Currency Exchange	Currency Amount Purchased (Sold)	Value At Settlement Date	Value At December 31, 2016	Unrealized Appreciation (Depreciation)
Australian Dollar	AUD per USD	2,301,110	$1,700,953	$1,655,767	$(45,186)
British Pound	GBP per USD	3,560,860	4,416,898	4,396,761	(20,137)
Canadian Dollar	CAD per USD	8,324,319	6,276,971	6,201,826	(75,145)
Euro	EUR per USD	3,433,165	3,608,995	3,624,972	15,977
Japanese Yen	JPY per USD	697,057,660	6,067,202	5,981,640	(85,562)
New Zealand Dollar	NZD per USD	6,002,471	4,310,842	4,151,818	(159,024)
Norwegian Krone	NOK per USD	57,230,230	6,678,201	6,625,909	(52,292)
Swedish Krona	SEK per USD	9,364,410	1,021,691	1,032,638	10,947
			34,081,753	33,671,331	(410,422)

Sale Contracts
Australian Dollar	USD per AUD	(2,112,895)	(1,543,786)	(1,520,336)	23,450
British Pound	USD per GBP	(4,526,201)	(5,674,060)	(5,588,712)	85,348
Canadian Dollar	USD per CAD	(3,172,757)	(2,381,002)	(2,363,783)	17,219
Euro	USD per EUR	(12,005,026)	(12,781,328)	(12,675,735)	105,593
Japanese Yen	USD per JPY	(553,238,914)	(4,743,180)	(4,747,493)	(4,313)
New Zealand Dollar	USD per NZD	(2,877,723)	(2,017,135)	(1,990,477)	26,658
Norwegian Krone	USD per NOK	(8,886,481)	(1,021,503)	(1,028,845)	(7,342)
Swedish Krona	USD per SEK	(81,629,789)	(8,935,885)	(9,001,527)	(65,642)
			(39,097,879)	(38,916,908)	180,971
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS			$(5,016,126)	$(5,245,577)	$(229,451)

FUTURES CONTRACTS

Long Contracts	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2016	Unrealized Appreciation (Depreciation)
Bond Futures
CBOT 5-Year U.S. Treasury Note	March 2017	52	$6,126,883	$6,118,531	$(8,352)
CBOT 10-Year U.S. Treasury Note	March 2017	245	30,563,802	30,448,906	(114,896)
CBOT U.S. Long Bond	March 2017	12	1,775,875	1,807,875	32,000
Eurex 2-Year Euro SCHATZ	March 2017	28	3,306,148	3,307,163	1,015
Eurex 5-Year Euro BOBL	March 2017	36	5,040,097	5,060,145	20,048
Eurex 10-Year Euro BUND	March 2017	44	7,562,827	7,597,139	34,312
Eurex Euro-BTP Italian Bond Index	March 2017	5	711,508	711,634	126
Eurex French Government Bond	March 2017	1	159,966	159,693	(273)
ICE Long Gilt Government Bond	March 2017	34	5,190,942	5,272,640	81,698
OSE 10-Year Japanese Treasury Bond	March 2017	1	1,285,055	1,284,542	(513)
SFE 3-Year Australian Bond	March 2017	20	1,609,089	1,607,081	(2,008)
SFE 10-Year Australian Bond	March 2017	49	4,486,282	4,512,244	25,962
Commodity Futures
CBOT Soybean	March 2017	16	831,250	803,200	(28,050)
CBOT Soybean Oil	March 2017	3	64,332	62,388	(1,944)
CME Lean Hogs	February 2017	1	25,270	26,460	1,190
CME Live Cattle	February 2017	6	278,730	278,520	(210)
CMX Copper	March 2017	14	892,513	876,925	(15,588)
CMX Gold	February 2017	13	1,546,030	1,497,210	(48,820)
EOP Rapeseed	May 2017	5	108,407	107,158	(1,249)
ICE Brent Crude Oil	March 2017	7	390,440	397,740	7,300
ICE Brent Crude Oil	April 2017	1	53,770	57,490	3,720
ICE Brent Crude Oil	May 2017	1	56,170	58,040	1,870
ICE Low Sulpher Gasoil	February 2017	17	836,150	858,075	21,925
ICE Robusta Coffee	March 2017	1	20,100	21,380	1,280
LME Copper	March 2017	3	433,875	415,106	(18,769)
LME Primary Aluminum	March 2017	2	86,226	84,638	(1,588)
LME Zinc	February 2017	2	135,775	128,413	(7,362)
LME Zinc	March 2017	2	138,045	128,700	(9,345)
NYBOT Cotton #2	March 2017	2	71,775	70,650	(1,125)
NYBOT Sugar #11	March 2017	2	46,950	43,702	(3,248)
NYMEX Natural Gas	February 2017	17	629,090	633,080	3,990
NYMEX NY Harbor ULSD	February 2017	5	357,609	362,922	5,313
NYMEX RBOB Gasoline	February 2017	19	1,293,356	1,333,378	40,022
NYMEX WTI Crude Oil	February 2017	10	532,040	537,200	5,160
NYMEX WTI Crude Oil	December 2017	1	54,150	57,060	2,910
WCE Canola	March 2017	3	23,621	22,510	(1,111)

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Long Contracts (Continued)	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2016	Unrealized Appreciation (Depreciation)
Currency Futures
CME Australian Dollar	March 2017	3	$220,050	$216,060	$(3,990)
CME British Pound	March 2017	27	2,147,344	2,085,413	(61,931)
CME Euro	March 2017	69	9,164,463	9,120,075	(44,388)
CME Japanese Yen	March 2017	116	12,593,163	12,465,650	(127,513)
CME New Zealand Dollar	March 2017	3	210,555	207,720	(2,835)
CME Norwegian Krone	March 2017	1	234,090	231,940	(2,150)
CME South African Rand	March 2017	6	211,200	215,400	4,200
CME Swiss Franc	March 2017	1	124,631	123,325	(1,306)
Index Futures
CBOT E-Mini DJIA Index	March 2017	28	2,759,260	2,760,800	1,540
CME E-Mini NASDAQ 100 Index	March 2017	32	3,126,920	3,112,960	(13,960)
CME E-Mini S&P 500® Index	March 2017	55	6,178,084	6,149,688	(28,396)
CME Nikkei 225 Index	March 2017	3	276,925	286,650	9,725
EOE Amsterdam Index	January 2017	6	600,726	609,782	9,056
EOP CAC 40 Index	January 2017	75	3,777,706	3,836,384	58,678
Eurex DAX Index	March 2017	23	6,836,022	6,934,233	98,211
Eurex Euro STOXX 50 Index	March 2017	73	2,476,333	2,516,262	39,929
HKG Hang Seng China Enterprises Index	January 2017	1	59,243	60,539	1,296
HKG Hang Seng Index	January 2017	5	694,033	708,114	14,081
ICE FTSE 100 Index	March 2017	48	4,099,871	4,170,569	70,698
MIL FTSE per MIB Index	March 2017	1	100,900	101,005	105
MSE S&P per TSX 60 Index	March 2017	16	2,140,476	2,136,430	(4,046)
NYF Russell 2000 Mini Index	March 2017	15	1,026,525	1,017,675	(8,850)
OSE Nikkei 225 Index	March 2017	1	166,382	163,304	(3,078)
OSE TOPIX Index	March 2017	26	3,318,938	3,374,487	55,549
OSE Nikkei 225 Mini Index	March 2017	57	904,690	930,831	26,141
SFE SPI 200 Index	March 2017	12	1,204,423	1,217,777	13,354
SGX FTSE China A50 Index	January 2017	14	140,035	139,475	(560)
SGX MSCI Singapore Index	January 2017	8	177,311	176,648	(663)
SGX MSCI Taiwan Index	January 2017	8	270,470	275,040	4,570
SGX Nikkei 225 Index	March 2017	1	82,080	81,524	(556)
SSE OMXS30 Index	January 2017	149	2,520,069	2,484,915	(35,154)
Interest Rate Futures
ICE 90-Day Sterling	December 2018	13	1,989,263	1,989,694	431
ICE 90-Day Sterling	June 2019	7	1,070,033	1,070,079	46
SFE 90-Day Australian Bank Accepted Bill	June 2017	11	7,895,537	7,893,247	(2,290)
			155,521,899	155,613,233	91,334

Short Contracts	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2016	Unrealized Appreciation (Depreciation)
Bond Futures
CBOT 2-Year U.S. Treasury Note	March 2017	(53)	$(11,468,578)	$(11,484,438)	$(15,860)
CBOT 5-Year U.S. Treasury Note	March 2017	(50)	(5,884,641)	(5,883,203)	1,438
CBOT 10-Year U.S. Treasury Note	March 2017	(60)	(7,456,711)	(7,456,875)	(164)
CBOT U.S. Long Bond	March 2017	(2)	(297,469)	(301,313)	(3,844)
CBOT U.S. Ultra Bond	March 2017	(1)	(157,719)	(160,250)	(2,531)
Eurex 2-Year Euro SCHATZ	March 2017	(77)	(9,083,760)	(9,094,699)	(10,939)
Eurex 5-Year Euro BOBL	March 2017	(75)	(10,446,808)	(10,541,969)	(95,161)
Eurex 10-Year Euro BUND	March 2017	(46)	(7,864,385)	(7,942,463)	(78,078)
Eurex 30-Year Euro BUXL	March 2017	(1)	(177,659)	(182,519)	(4,860)
Eurex Euro-BTP Italian Bond Index	March 2017	(8)	(1,121,500)	(1,138,614)	(17,114)
Eurex French Government Bond	March 2017	(9)	(1,421,637)	(1,437,236)	(15,599)
ICE Long Gilt Government Bond	March 2017	(167)	(25,316,263)	(25,897,966)	(581,703)
MSE 10-Year Canadian Bond	March 2017	(57)	(5,835,700)	(5,835,350)	350
OSE 10-Year Japanese Treasury Bond	March 2017	(10)	(12,826,062)	(12,845,417)	(19,355)
SFE 3-Year Australian Bond	March 2017	(11)	(885,950)	(883,895)	2,055
SFE 10-Year Australian Bond	March 2017	(49)	(4,481,657)	(4,512,243)	(30,586)

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Short Contracts (Continued)	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2016	Unrealized Appreciation (Depreciation)
Commodity Futures
CBOT Corn	March 2017	(44)	$(767,725)	$(774,400)	$(6,675)
CBOT Soybean Meal	March 2017	(1)	(31,410)	(31,660)	(250)
CBOT Wheat	March 2017	(7)	(143,650)	(142,800)	850
CME Live Cattle	February 2017	(2)	(82,920)	(92,840)	(9,920)
CMX Gold	February 2017	(12)	(1,419,480)	(1,382,040)	37,440
CMX Silver	March 2017	(10)	(829,230)	(799,450)	29,780
EOP Mill Wheat	March 2017	(4)	(34,908)	(35,342)	(434)
KCBT Hard Red Winter Wheat	March 2017	(2)	(41,850)	(41,850)	-
NYBOT Cocoa	March 2017	(3)	(69,980)	(63,780)	6,200
NYBOT Coffee 'C'	March 2017	(1)	(52,650)	(51,394)	1,256
NYBOT Sugar #11	March 2017	(1)	(20,373)	(21,851)	(1,478)
NYMEX Platinum	April 2017	(3)	(135,835)	(135,855)	(20)
Currency Futures
CME Australian Dollar	March 2017	(179)	(13,340,963)	(12,891,580)	449,383
CME British Pound	March 2017	(58)	(4,559,862)	(4,479,775)	80,087
CME Canadian Dollar	March 2017	(147)	(11,008,163)	(10,939,005)	69,158
CME Euro	March 2017	(21)	(2,790,063)	(2,775,675)	14,388
CME Japanese Yen	March 2017	(57)	(6,094,132)	(6,125,363)	(31,231)
CME Mexican Peso	March 2017	(77)	(1,871,225)	(1,846,845)	24,380
CME New Zealand Dollar	March 2017	(9)	(619,430)	(623,160)	(3,730)
CME Swiss Franc	March 2017	(16)	(1,975,612)	(1,973,200)	2,412
Index Futures
CBOE Volatility Index	January 2017	(3)	(45,400)	(45,375)	25
CBOE Volatility Index	February 2017	(7)	(111,070)	(116,025)	(4,955)
CME E-Mini S&P 500® Index	March 2017	(18)	(2,011,900)	(2,012,625)	(725)
CME S&P 500® Index	March 2017	(4)	(2,242,450)	(2,236,200)	6,250
EOE Amsterdam Index	January 2017	(3)	(300,715)	(304,891)	(4,176)
EOP CAC 40 Index	January 2017	(27)	(1,365,667)	(1,381,098)	(15,431)
Eurex Euro STOXX 50 Index	March 2017	(48)	(1,628,694)	(1,654,528)	(25,834)
HKG Hang Seng China Enterprises Index	January 2017	(1)	(60,410)	(60,539)	(129)
HKG Hang Seng Index	January 2017	(4)	(555,864)	(566,491)	(10,627)
ICE FTSE 100 Index	March 2017	(16)	(1,371,241)	(1,390,190)	(18,949)
MSE S&P per TSX 60 Index	March 2017	(4)	(534,233)	(534,107)	126
NYF ICE Emerging Markets Mini Index	March 2017	(20)	(878,160)	(856,400)	21,760
OSE TOPIX Index	March 2017	(3)	(395,847)	(389,364)	6,483
SAFEX FTSE per JSE Top 40 Index	March 2017	(4)	(129,393)	(128,944)	449
SFE SPI 200 Index	March 2017	(14)	(1,393,279)	(1,420,740)	(27,461)
SGX MSCI Singapore Index	January 2017	(7)	(154,277)	(154,567)	(290)
SGX S&P CNX Nifty Index	January 2017	(10)	(160,719)	(163,690)	(2,971)
Interest Rate Futures
30 Day Federal Funds	January 2017	(7)	(2,898,159)	(2,898,086)	73
CME 3-Month Eurodollar	December 2017	(118)	(29,033,237)	(29,051,600)	(18,363)
CME 3-Month Eurodollar	June 2018	(36)	(8,836,775)	(8,841,600)	(4,825)
CME 3-Month Eurodollar	December 2018	(30)	(7,342,975)	(7,350,000)	(7,025)
CME 3-Month Eurodollar	June 2019	(31)	(7,574,563)	(7,581,438)	(6,875)
CME 3-Month Eurodollar	June 2020	(27)	(6,577,200)	(6,585,975)	(8,775)
ICE 3-Month Euro Euribor	December 2017	(50)	(13,181,287)	(13,183,049)	(1,762)
ICE 3-Month Euro Euribor	June 2018	(14)	(3,689,347)	(3,689,965)	(618)
ICE 3-Month Euro Euroswiss	June 2017	(3)	(742,195)	(741,974)	221
ICE 90-Day Sterling	December 2017	(44)	(6,742,821)	(6,746,549)	(3,728)
ICE 90-Day Sterling	June 2018	(21)	(3,213,828)	(3,217,356)	(3,528)
MSE 3-Month Canadian Bankers' Acceptance	June 2017	(14)	(2,578,709)	(2,580,188)	(1,479)
MSE 3-Month Canadian Bankers' Acceptance	September 2017	(14)	(2,578,485)	(2,578,625)	(140)
MSE 3-Month Canadian Bankers' Acceptance	December 2017	(10)	(1,838,916)	(1,840,386)	(1,470)
TFX 3-Month Euroyen	June 2017	(1)	(213,599)	(213,631)	(32)
			(260,997,375)	(261,342,511)	(345,136)
TOTAL FUTURES CONTRACTS			$(105,475,476)	$(105,729,278)	$(253,802)

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
CHF - Swiss Franc
CLP - Chilean Peso
CNY - Chinese Yuan
COP - Columbian Peso
CZK - Czech Republic Koruna

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

EUR - Euro
GBP - British Pound
HUF - Hungarian Forint
IDR - Indonesian Rupiah
ILS - Israeli Shekel
INR - Indian Rupee
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PHP - Philippine Peso
PLN - Polish Zloty
RUB - Russian Ruble
SEK - Swedish Krona
SGD - Singapore Dollar
THB - Thai Baht
TRY - Turkish Lira
TWD - Taiwan Dollar
USD - United States Dollar
ZAR - South African Rand

See accompanying Consolidated Notes to Consolidated Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of December 31, 2016

Security Type	Percent of Total Net Assets
Commercial Paper	29.4%
Corporate Bonds	23.6%
Certificate of Deposits	16.7%
U.S. Treasury Bills	4.6%
U.S. Treasury Notes	3.2%
Short-Term Investments	0.3%
Purchased Options Contracts	0.0%
Total Investments	77.8%
Other Assets in Excess of Liabilities	22.2%
Total Net Assets	100.0%

See accompanying Consolidated Notes to Consolidated Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

Assets:
Investments, at value (cost $40,622,628)	$40,666,501
Purchased options contracts, at value (cost $45,294)	22,069
Investments, at value (cost $40,667,922)	40,688,570
Segregated cash at Broker	7,564,170
Segregated cash at custodian	2,100,000
Receivables:
Unrealized appreciation on forward foreign currency contracts	285,192
Unrealized appreciation on open futures contracts	1,452,015
Unrealized appreciation on foreign currency	106
Fund shares sold	336,419
Interest	50,656
Due from Broker	2,513,824
Prepaid expenses	19,689
Total assets	55,010,641

Liabilities:
Payables:
Unrealized depreciation on forward foreign currency contracts	514,643
Unrealized depreciation on open futures contracts	1,705,817
Fund shares redeemed	176,988
Trading entity fees	96,635
Advisory fees	2,383
Subadvisory fees	3,109
Distribution fees - (Note 7)	601
Auditing Fees	70,589
Fund accounting fees	20,647
Transfer agent fees and expenses	19,197
Fund administration fees	11,287
Custody fees	6,670
Chief Compliance Officer fees	4,811
Interest expense	1,005
Trustees' fees and expenses	462
Accrued other expenses	105,212
Total liabilities	2,740,056

Net Assets	$52,270,585

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$40,121,334
Accumulated net investment loss	(20,027,621)
Accumulated net realized gain on investments, foreign currency transactions, forward foreign
currency contracts, futures contracts and options contracts	32,645,877
Net unrealized appreciation (depreciation) on:
Investments	43,873
Foreign currency translations	(6,400)
Forward foreign currency contracts	(229,451)
Futures contracts	(253,802)
Purchased options contracts	(23,225)
Net Assets	$52,270,585

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$2,787,623
Shares of beneficial interest issued and outstanding	308,131
Redemption price per share*	9.05
Maximum sales charge (5.50% of offering price)**	0.53
Maximum offering price to public	$9.58

Class I Shares:
Net assets applicable to shares outstanding	$49,482,962
Shares of beneficial interest issued and outstanding	5,445,331
Offering and Redemption price	$9.09

*	No sales charge on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions within 18 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Consolidated Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

Investment Income:
Interest	$586,485
Total investment income	586,485

Expenses:
Advisory fees	1,392,406
Trading entity fees	1,387,243
Fund accounting fees	192,216
Miscellaneous	116,692
Legal fees	99,134
Transfer agent fees and expenses	98,559
Fund administration fees	97,356
Auditing fees	59,445
Subadvisory fees	56,546
Registration fees	44,334
Chief Compliance Officer fees	34,603
Custody fees	32,448
Interest expense	31,776
Shareholder reporting fees	20,547
Distribution fees - (Note 7)	7,935
Trustees' fees and expenses	7,479
Insurance fees	2,585

Total expenses	3,681,304
Advisory fees waived	(548,877)
Net expenses	3,132,427
Net investment loss	(2,545,942)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Foreign Currency Contracts,
Futures Contracts and Options Contracts:
Net realized gain (loss) on:
Investments	25,724
Foreign currency transactions	(132,464)
Forward foreign currency contracts	1,437,546
Futures contracts	(613,640)
Purchased options contracts	(211,362)
Written options contracts	206,096
Net realized gain	711,900
Net change in unrealized appreciation/depreciation on:
Investments	87,026
Foreign currency translations	(2,424)
Forward foreign currency contracts	(598,291)
Futures contracts	178,849
Purchased options contracts	(23,225)
Net change in unrealized appreciation/depreciation	(358,065)

Net realized and unrealized gain on investments, foreign currency, forward foreign
currency contracts, future contracts and options contracts	353,835

Net Decrease in Net Assets from Operations	$(2,192,107)

See accompanying Consolidated Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(2,545,942)	$(5,803,654)
Net realized gain on investments, foreign currency transactions,
forward foreign currency contracts, futures contracts and options contracts	711,900	8,451,425
Net change in unrealized appreciation/depreciation on investments, foreign currency translations, forward contracts, futures contracts
and options contracts	(358,065)	(6,032,239)
Net decrease in net assets resulting from operations	(2,192,107)	(3,384,468)

Distributions to Shareholders:
From net investment income:
Class A	(989)	(191,351)
Class I	(19,492)	(5,664,971)
From net realized gain:
Class A	-	(261)
Class I	-	(7,371)
Total distributions to shareholders	(20,481)	(5,863,954)

Capital Transactions:
Net proceeds from shares sold:
Class A	818,185	1,957,320
Class I	16,368,555	80,566,725
Reinvestment of distributions:
Class A	475	99,270
Class I	11,251	2,910,861
Cost of shares redeemed:
Class A1	(1,276,256)	(2,384,588)
Class I2	(56,342,235)	(126,856,693)
Net decrease in net assets from capital transactions	(40,420,025)	(43,707,105)

Total decrease in net assets	(42,632,613)	(52,955,527)

Net Assets:
Beginning of period	94,903,198	147,858,725
End of period	$52,270,585	$94,903,198

Accumulated net investment loss	$(20,027,621)	$(18,290,547)

Capital Share Transactions:
Shares sold:
Class A	86,212	188,511
Class I	1,694,815	7,810,983
Shares reinvested:
Class A	52	10,527
Class I	1,226	308,031
Shares redeemed:
Class A	(134,390)	(230,075)
Class I	(5,991,022)	(12,429,764)
Net decrease in capital share transactions	(4,343,107)	(4,341,787)

[1]	Net of redemption fee proceeds of $0 and $483, respectively.
[2]	Net of redemption fee proceeds of $267 and $1,641, respectively.

See accompanying Consolidated Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Net asset value, beginning of period	$9.38		$10.22		$9.76		$9.51		$9.68
Income from Investment Operations:
Net investment loss[1]	(0.31)		(0.46)		(0.74)		(0.37)		(0.40)
Net realized and unrealized gain (loss) on investments	(0.02)		0.18		2.14		0.62		0.23
Total from investment operations	(0.33)		(0.28)		1.40		0.25		(0.17)

Less Distributions:
From net investment income	-	[2]	(0.56)		(0.94)		-		-
From net realized gain	-		-		-	[2]	-	[2]	-
Total distributions	-		(0.56)		(0.94)		-		-

Redemption fee proceeds[1]	-		-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$9.05		$9.38		$10.22		$9.76		$9.51

Total return[3]	(3.48)%		(2.73)%		14.41%		2.63%		(1.76)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,788		$3,343		$3,958		$11,365		$2,194

Ratios including the expenses and income of the Subsidiary:
Ratio of expenses before fees waived including interest expense
to average net assets	4.53%		5.45%		8.58%		4.92%		5.68%	[4]
Ratio of expenses after fees waived including interest expense
to average net assets	3.89%		4.86%		7.98%		4.33%		4.85%
Ratio of expenses after fees waived excluding interest expense
to average net assets	3.85%		4.82%		7.89%		4.26%		4.78%
Ratio of net investment loss after fees waived including interest
expense to average net assets	(3.21)%		(4.53)%		(7.57)%		(3.85)%		(4.29)%

Ratios excluding the expenses and income of the Subsidiary:
Ratio of expenses before fees waived to average net assets	2.23%		2.20%		2.35%		2.35%		2.58%
Ratio of expenses after fees waived to average net assets	1.86%		1.90%		2.10%		2.10%		2.10%
Ratio of net investment loss before fees waived to average net assets	(1.58)%		(1.87)%		(1.94)%		(1.89)%		(1.86)%
Ratio of net investment loss after fees waived to average net assets	(1.21)%		(1.57)%		(1.69)%		(1.64)%		(1.38)%

Portfolio turnover rate	66%		40%		114%		98%		72%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had fees not been waived by the Advisor. Returns shown do not include payment of a sales load of 5.50% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 18 months of the date of purchase. If the sales load and CDSC were included, total returns would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Ratios have been updated for additional disclosure.

See accompanying Consolidated Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Net asset value, beginning of period	$9.40		$10.24		$9.81		$9.54		$9.68
Income from Investment Operations:
Net investment loss[1]	(0.28)		(0.44)		(0.74)		(0.34)		(0.39)
Net realized and unrealized gain (loss) on investments	(0.03)		0.19		2.18		0.61		0.25
Total from investment operations	(0.31)		(0.25)		1.44		0.27		(0.14)

Less Distributions:
From net investment income	-	[2]	(0.59)		(1.01)		-		-
From net realized gain	-		-		-	[2]	-	[2]	-
Total distributions	-		(0.59)		(1.01)		-		-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$9.09		$9.40		$10.24		$9.81		$9.54

Total return[3]	(3.26)%		(2.45)%		14.72%		2.83%		(1.45)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$49,483		$91,560		$143,900		$83,482		$113,763

Ratios including the expenses and income of the Subsidiary:
Ratio of expenses before fees waived including interest expense
to average net assets	4.28%		5.20%		8.33%		4.67%		5.43%	[4]
Ratio of expenses after fees waived including interest expense
to average net assets	3.64%		4.61%		7.73%		4.08%		4.60%
Ratio of expenses after fees waived excluding interest expense
to average net assets	3.60%		4.57%		7.64%		4.01%		4.53%
Ratio of net investment loss after fees waived including interest
expense to average net assets	(2.96)%		(4.28)%		(7.32)%		(3.60)%		(4.05)%

Ratios excluding the expenses and income of the Subsidiary:
Ratio of expenses before fees waived to average net assets	1.98%		1.95%		2.10%		2.10%		2.33%
Ratio of expenses after fees waived to average net assets	1.61%		1.65%		1.85%		1.85%		1.85%
Ratio of net investment loss before fees waived to average net assets	(1.33)%		(1.62)%		(1.69)%		(1.64)%		(1.61)%
Ratio of net investment loss after fees waived to average net assets	(0.96)%		(1.32)%		(1.44)%		(1.39)%		(1.13)%

Portfolio turnover rate	66%		40%		114%		98%		72%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had fees not been waived by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Ratios have been updated for additional disclosure.

See accompanying Consolidated Notes to Financial Statements.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2016

Note 1 – Organization
State Street/Ramius Managed Futures Strategy Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective seeks to achieve positive absolute returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500® Index. The Fund commenced investment operations on September 13, 2011, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary – Ramius Trading Strategies MF Ltd.
The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the State Street/Ramius Managed Futures Strategy Fund include the account of Ramius Trading Strategies MF Ltd. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The State Street/Ramius Managed Futures Strategy Fund may invest up to 25% of its total assets in Ramius Trading Strategies MF Ltd., a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by Ramius Trading Strategies LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “CTA”) pursuant to such CTA’s commodity-related investment program (a “managed futures program”). Each Trading Entity is wholly owned by the Subsidiary and thus indirectly wholly owned by the Fund. The inception date of the Subsidiary was September 20, 2011. As of December 31, 2016, total assets of the Fund were $55,010,641, of which $11,590,892, or approximately 21.1%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Segregated Cash and Due from Broker
The Fund is required to segregate cash held as collateral with UMB Bank, n.a. to cover forward foreign currency contracts outstanding and can be found on the Consolidated Statement of Assets and Liabilities (“SAL”) as “Segregated cash at Custodian”. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets which act as collateral (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. The initial margin for futures contracts is held with Morgan Stanley & Co., LLC and can be found on the SAL as “Segregated cash at Broker”.

The “Due from Broker” line on the SAL consists of U.S. and foreign currency deposited at Morgan Stanley & Co., LLC used for executing trades in relation to futures contracts.

Market value of foreign currency within the above accounts totaled $374,904 (cost of $381,304).

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

(d) Forward Contracts
The Fund may utilize forward foreign currency contracts (“Forward Contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign currency contracts on the Statement of Assets and Liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions.

(e) Futures Contracts
The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Fund intends primarily to invest in futures contracts and options on them through the Trading Entities. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

(f) Futures Options
The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (purchase) or short position (write) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. When the Fund purchases or writes an option, an amount equal to the premium paid or received by the Fund is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option purchased or written. Premiums paid or received from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Transactions in written futures options contracts for the year ended December 31, 2016 were as follows:

	Number of Contracts	Premium Amount
Outstanding at December 31, 2015	-	$-
Options written	929	497,390
Options exercised	-	-
Options closed	(549)	(346,750)
Options expired	(380)	(150,640)
Outstanding at December 31, 2016	-	$-

(g) Investment and Associated Risks
In general, the Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds. During the normal course of business, the Subsidiary purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Managed futures strategy/commodities risk. Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Derivatives risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. A small investment in derivative instruments could have a potentially large impact on the Fund’s performance.

Market risk. The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers, which may have an adverse effect on the Fund. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Counterparty, commodities future merchant and prime brokerage risk. Changes in the credit quality of the companies that serve as the Fund’s prime brokers, commodities future merchants or counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. If a prime broker, commodities future merchant or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Liquidity risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. When there is little or no active trading market for specific types of securities, the Fund may have difficulty selling the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Currency risk. The Fund may invest directly or indirectly in currency indices or baskets. Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies. Where the Fund has tried to hedge its exposure to a decline in the value of a foreign currency relative to the U.S dollar, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates for foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in such currencies. Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Tax risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.” It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.” The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.” In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the Fund understands that the IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.” In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.” The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

(h) Investment Transactions, Investment Income and Expenses
Investment transactions for the Fund and the Trading Entities are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

(i) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended December 31, 2013-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Trading Strategies LLC (the “Advisor”). The Advisor is registered with the CFTC as a commodity pool operator (“CPO”) and has been since prior to the Fund’s inception. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.35% of the Fund’s average daily net assets. The Advisor had contractually agreed to waive its fee and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) Subsidiary and Trading Entity expenses, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 1.90% and 1.65% of the average daily net assets of the Fund’s Class A and Class I shares, respectively for the period January 1, 2016 to April 30, 2016. Effective May 1, 2016, the Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) Subsidiary and Trading Entity expenses, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 1.84% and 1.59% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is effective until April 30, 2017, and may be terminated before that date only by the Trust’s Board of Trustees.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

The Advisor also is the investment advisor for the Subsidiary. The Subsidiary has agreed to pay the Advisor a monthly advisory fee at the annual rate of 1.35% of the Subsidiary’s average daily net assets. The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to the Advisor by the Subsidiary. This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees. The Subsidiary advisory fee in the amount of $233,532 incurred and waived for the year ended December 31, 2016 is included in “Advisory fees” and “Advisory fees waived”, respectively, in the Consolidated Statement of Operations.

For the year ended December 31, 2016, the Advisor waived $315,345 of its advisory fees for the Fund and $233,532 of its advisory fees for the Subsidiary. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, fall below the expense limit at which they are waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to not seek reimbursement of the advisory fees waived for the Subsidiary. At December 31, 2016, the amount of these potentially recoverable expenses was $972,148. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2017	$253,507
2018	403,296
2019	315,345
Total	$972,148

Effective September 15, 2014, SSgA Funds Management, Inc. (“SSgA FM”), a wholly-owned subsidiary of State Street Corporation (“State Street”), has been appointed as Sub-Advisor with respect to the management of the fixed income strategy portfolio of the Fund. SSgA FM replaced Horizon Cash Management LLC in that capacity. SSgA FM has also been appointed as Sub-Advisor with respect to the management of the Fund’s overall investment program, including management of the assets of the Fund’s Subsidiary and determination of the portion of the Fund’s assets to be allocated to the Subsidiary. William Marr and Alexander Rudin, the portfolio managers of the Fund since its September 13, 2011 inception, have become employees of SSgA FM where they continue as portfolio managers of the Fund.

Under the Sub-Advisory Agreement with respect to management of the fixed income portfolio, the Fund will pay SSgA FM an annual sub-advisory fee, calculated daily and payable monthly, on the average daily net assets of the fixed income portfolio equal to 0.0825% for the first $250 million of portfolio assets, 0.0750% for the next $250 million of portfolio assets and 0.0600% for any additional amounts over $500 million of portfolio assets.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Under the Sub-Advisory Agreement with respect to the Fund’s overall investment program, the Advisor will pay SSgA FM annual sub-advisory fees, calculated daily and payable monthly, calculated as a percentage of the “net advisory fee” received by the Advisor on a calendar year basis equal to 30% of the first $1.2 million of the net advisory fee, 50% of the next $3.8 million of the net advisory fee, and 70% of the net advisory fee above $5 million.

During the year ended December 31, 2016, the Subsidiary engaged BH-DG Systematic Trading LLC (BHDG), Fulcrum Asset Management Limited/Fulcrum Asset Management LLP (“Fulcrum”), IPM Informed Portfolio Management AB (“IPM”), Lynx Asset Management AB (“Lynx”), PGR Capital LLP (“PGR”), QMS Capital Management LP (“QMS”), and Winton Capital Management Limited (“Winton”); each a CTA, to provide advisory services.

Pursuant to the terms of the Advisory Agreement with the Subsidiary, each CTA is entitled to receive a management fee, accrued daily and paid monthly, based on its assigned “Trading Level”. The “Trading Level” is defined as the Trading Advisor’s strategy exposure allocated to the CTA by the Trading Entity for such period. Total management fees charged to the Subsidiary for the year ended December 31, 2016 ranged between 0% - 2% and are reported as “Trading entity fees” on the Consolidated Statement of Operations.

For the period January 1, 2016 to March 31, 2016, the CTA’s were entitled to receive an incentive fee, payable quarterly or semi-annually (each an “Incentive Fee Calculation Date”), in respect of each of the CTA portfolios. Incentive fees were based on the “New Trading Profits” at the end of each Incentive Fee Calculation Date. “New Trading Profits” equaled the excess (if any) of the aggregate Net Asset Value of the CTA portfolio (excluding any interest income earned by the CTA) as of the current incentive Fee Calculation Date over the “High Water Mark”. The “Net Asset Value” of the CTA portfolio is determined by deducting aggregate liabilities, including all accrued liabilities, from the total aggregate assets of the portfolio. The “High Water Mark” (adjusted for capital contributions to, and withdrawals from, the CTA) shall be equal to the highest aggregate Net Asset Value of the portfolio after the reduction for the incentive fee then paid, as of any preceding Incentive Fee Calculation Date. Total incentive fees charged to the Subsidiary for the period January 1, 2016 to March 31, 2016 ranged between 0% and 20% and are reported as “Trading entity fees” on the Consolidated Statement of Operations. Effective April 1, 2016, incentive fees have been discontinued.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, the Subsidiary’s fund accountant and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Consolidated Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2016, are reported on the Consolidated Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2016, the cost of investments on a tax basis and gross unrealized appreciation and depreciation on investments at the Fund level for federal income tax purposes were as follows:

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Cost of investments	$40,622,628

Gross unrealized appreciation	$46,775
Gross unrealized depreciation	(2,902)
Net unrealized appreciation on investments	$43,873

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (814,664)	$ 829,349	$ (14,685)

As of December 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	$-

Net unrealized appreciation (depreciation) on:
Investments	43,873
Foreign currency translations	(6,400)
Forward foreign currency contracts	(229,451)
Futures contracts	(253,802)
Purchased options contracts	(23,225)
Other differences	12,618,256
Total accumulated earnings	$12,149,251

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, and other adjustments at the Subsidiary level. These differences may or may not be utilized in future tax years.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 for the Fund was as follows:

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Distribution paid from:	2016	2015
Ordinary income	$20,481	$5,860,188
Long-term capital gains	-	3,766
Total distributions paid	$20,481	$5,863,954

For U.S. federal income tax purposes, the Subsidiary is treated as a corporation and each of the Trading Entities is treated as a “disregarded entity”. As a result, the Subsidiary is treated as conducting the activities, and recognizing the income, of each Trading Entity. The Subsidiary is subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary is subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount”, as defined in Section 884 of the Code, attributable to effectively connected income. The activities of the Subsidiary and the Trading Entities are conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one‘s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income in the future. The imposition of U.S. federal tax on the Subsidiary‘s effectively connected income could significantly reduce the Fund‘s returns.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended December 31, 2016 and the year ended December 31, 2015, the Fund received $267 and $2,124 respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended December 31, 2016, purchases and sales of investments, excluding short-term investments and Subsidiary activity, were $14,566,797 and $28,915,632, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended December 31, 2016, distribution fees incurred with respect to Class A shares are disclosed on the Consolidated Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s assets carried at fair value:

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

	Level 1	Level 2	Level 3[2]	Total
Assets
Investments
Certificate of Deposits	$-	$8,738,102	$-	$8,738,102
Commercial Paper	-	15,366,653	-	15,366,653
Corporate Bonds	-	12,344,229	-	12,344,229
U.S. Treasury Bills	-	2,382,643	-	2,382,643
U.S. Treasury Notes	-	1,692,457	-	1,692,457
Purchased Options Contracts	22,069	-	-	22,069
Short-Term Investments	142,417	-	-	142,417
Total Investments	$164,486	$40,524,084	$-	$40,688,570
Other Financial Instruments[1]
Forward Foreign Currency Contracts	$-	$285,192	-	$285,192
Futures Contracts	1,452,015	-	-	1,452,015
Total Assets	$1,616,501	$40,809,276	$-	$42,425,777

Liabilities
Other Financial Instruments[1]
Forward Foreign Currency Contracts	-	514,643	-	514,643
Futures Contracts	1,705,817	-	-	1,705,817
Total Liabilities	$1,705,817	$514,643	$-	$2,220,460

[1]
Other financial instruments are derivative instruments such as forward contracts, futures contracts and swap contracts. Forward contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

[2]	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts, forward contracts and options contracts during the year ended December 31, 2016.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2016 by risk category are as follows:

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

		Asset Derivatives	Liability Derivatives
Consolidated Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/ depreciation	Commodity contracts	$-	$-
on forward foreign currency contracts	Equity contracts	-	-
	Foreign exchange contracts	285,192	514,643
	Interest rate contracts	-	-
	Volatility contracts	-	-
Total		$285,192	$514,643

Unrealized appreciation/ depreciation	Commodity contracts	$170,206	$157,186
on open futures contracts	Equity contracts	438,001	201,856
	Foreign exchange contracts	644,008	279,074
	Interest rate contracts	199,775	1,062,746
	Volatility contracts	25	4,955
Total		$1,452,015	$1,705,817
Purchased/written options contracts,	Commodity contracts	$-	$-
at value	Equity contracts	-	-
	Foreign exchange contracts	11,288	-
	Interest rate contracts	10,781	-
Total		$22,069	$-

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Foreign Currency Contracts	Futures Contracts	Purchased Options Contracts	Written Options Contracts
Commodity contracts	$-	$(1,956,829)	$(109,414)	$61,340
Equity contracts	-	(297,358)	(113,902)	29,714
Foreign exchange contracts	1,437,546	526,464	77,186	76,952
Interest rate contracts	-	1,073,416	(65,232)	38,090
Volatility contracts	-	40,667	-	-
Total	$1,437,546	$(613,640)	$(211,362)	$206,096

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Foreign Currency Contracts	Futures Contracts	Purchased Options Contracts	Written Options Contracts
Commodity contracts	$-	$1,258	$-	$-
Equity contracts	-	477,802	-	-
Foreign exchange contracts	(598,291)	(187,659)	(15,179)	-
Interest rate contracts	-	(107,622)	(8,046)	-
Volatility contracts	-	(4,930)	-	-
Total	$(598,291)	$178,849	$(23,225)	$-

The quarterly average volumes of derivative instruments as of December 31, 2016 are as follows:

Derivatives not designated as hedging instruments	Long Futures Contracts	Short Futures Contracts	Purchased Options Contracts	Written Options Contracts	Long Forward Foreign Currency Contracts Fair Value	Short Forward Foreign Currency Contracts Fair Value
Commodity contracts	165	292	8	3	-	-
Equity contracts	579	278	17	17	-	-
Foreign exchange contracts	339	518	66	42	33,691,774	34,833,169
Interest rate contracts	1,357	898	6	-	-	-
Volatility contracts	-	4	-	-	-	-

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities (“SAL”) presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SAL to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

State Street/Ramius Managed Futures Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

		Amounts Not Offset in Consolidated Statement of Assets and Liabilities
Description/Financial Instrument / Consolidated Statement of Assets and Liabilities Category	Gross Amounts Recognized in Consolidated Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open forwards contracts – asset receivable	$285,192	$(285,192)	$-	$-
Unrealized depreciation on open forwards contracts – liability payable	514,643	(285,192)	229,451	-
Unrealized appreciation on open futures contracts – asset receivable	1,452,015	(1,452,015)	-	-
Unrealized depreciation on open futures contracts – liability payable	1,705,817	(1,452,015)	253,802	-

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**
Amounts relate to master netting agreements and collateral agreements with Morgan Stanley which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of State Street/Ramius Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of the State Street/Ramius Managed Futures Strategy Fund (the “Fund”), a series of Investment Managers Series Trust, including the consolidated schedule of investments, as of December 31, 2016, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of State Street/Ramius Managed Futures Strategy Fund as of December 31, 2016, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2017

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 6RAMIUS.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	78	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	78	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	78	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

State Street/Ramius Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).
			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel (2010 – 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

State Street/Ramius Managed Futures Strategy Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/16	12/31/16	7/1/16 – 12/31/16
Class A	Actual Performance	$1,000.00	$945.00	$18.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,006.52	18.68
Class I	Actual Performance	1,000.00	946.30	16.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,007.78	17.42

*
Expenses are equal to the Fund’s annualized expense ratio of 3.70% and 3.45% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

State Street/Ramius Managed Futures Strategy Fund
A series of Investment Managers Series Trust

Investment Advisor
Ramius Trading Strategies LLC
599 Lexington Avenue
 New York, New York 10022

Sub- Advisor
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
State Street/Ramius Managed Futures Strategy Fund – Class A	RTSRX	461 418 410
State Street/Ramius Managed Futures Strategy Fund – Class I	RTSIX	461 418 394

Privacy Principles of the State Street/Ramius Managed Futures Strategy Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the State Street/Ramius Managed Futures Strategy Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (877) 6RAMIUS. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

State Street/Ramius Managed Futures Strategy Fund
P.O. Box 2175
Milwaukee, WI  53201
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (877) 6RAMIUS.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$33,700	$33,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/10/2017